Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Rich Star Development Corporation (the “Company”) on Form 10-Q for the six months ended June 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Man Yee Kung, President, Chief Executive Officer (Principal Executive Officer) and Interim Chief Financial Officer (Principal Financial Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 15, 2011	/s/ Man Yee Kung
Man Yee Kung, President, Chief Executive Officer and Interim Chief Financial Officer, Principal Executive Officer and Interim Principal Financial Officer